BASIS OF PREPARATION	12 Months Ended
Dec. 31, 2022
Disclosure of basis of preparation of financial statements [Abstract]
BASIS OF PREPARATION
NOTE 1: BASIS OF PREPARATION
The consolidated financial statements of Lloyds Bank plc and its subsidiary undertakings (the Group) have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (IASB).
The financial information has been prepared under the historical cost convention, as modified by the revaluation of investment properties, financial assets measured at fair value through other comprehensive income, trading securities and certain other financial assets and liabilities at fair value through profit or loss and all derivative contracts. The directors consider that it is appropriate to continue to adopt the going concern basis in preparing the financial statements. In reaching this assessment, the directors have considered the impact of climate change upon the Group’s performance and projected funding and capital position. The directors have also taken into account the results from stress testing scenarios.
Details of those IFRS pronouncements which will be relevant to the Group but which were not effective at 31 December 2022 and which have not been applied in preparing these financial statements are given in note 47.
In April 2022, the IFRS Interpretations Committee was asked to consider whether an entity includes a demand deposit as a component of cash and cash equivalents in the statement of cash flows when the demand deposit is subject to contractual restrictions on use agreed with a third party. It concluded that such amounts should be included within cash and cash equivalents. Accordingly, the Group includes mandatory reserve deposits with central banks that are held in demand accounts within cash and cash equivalents disclosed in the cash flow statement. This change has increased the Group’s cash and cash equivalents at 1 January 2020 by £1,682 million (to £40,296 million) and decreased the adjustment for the change in operating assets in 2020 by £974 million (to a reduction of £5,882 million) resulting in an increase in the Group’s cash and cash equivalents at 31 December 2020 of £2,656 million (to £51,622 million); and decreased the adjustment for the change in operating assets in 2021 by £114 million (to an increase of £5,174 million) and, as a result, the Group’s cash and cash equivalents at 31 December 2021 increased by £2,770 million (to £55,960 million). The change had no impact on profit after tax or total equity.
In 2021, the Group adopted the Interest Rate Benchmark Reform Phase 2 amendments issued by the IASB. These amendments require that changes to expected future cash flows that both arise as a direct result of IBOR Reform and are economically equivalent to the previous cash flows are accounted for as a change to the effective interest rate with no adjustment to the asset’s or liability’s carrying value; no immediate gain or loss is recognised. The requirements also provide relief from the requirements to discontinue hedge accounting as a result of amending hedge documentation if the changes are required solely as a result of IBOR Reform.